SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                               February 13, 1996
                   ----------------------------------------
               Date of Report (Date of Earliest Event Reported)

                          INTERNATIONAL PAPER COMPANY
                       ---------------------------------
            (Exact name of Registrant as specified in its charter)

New York                        1-3157                       13-0872805
--------------                  -----------                  --------------
(State of                       (Commission                  (IRS Employer
Incorporation)                  File)                        Identification
                                                             Number)

                  Two Manhattanville Road, Purchase, NY 10577
                  -------------------------------------------
                   (Address of Principal executive offices)

                                 914-397-1500
                                 ------------
                                (Telephone No.)

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        N/A

ITEM 5. OTHER EVENTS

        On February 13, 1996, International Paper Company (the "Registrant") issued a press release relating to certain matters including the previously announced acquisition of Federal Paper Board Company, Inc. ("Federal"), its plans to restructure some businesses to improve profitability, the progress of major expansion projects and the sale of Western forestlands. A copy of the press release is filed herewith as an exhibit and incorporated by reference herein.

        Certain of the matters discussed in the press release are forward looking statements that involve risks and uncertainties, including such risks and uncertainties as are generally described in registration statements, reports and other documents filed by the Registrant from time to time with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. Specific reference is made to the risks and uncertainties described in the Registration Statement on Form S-4 (Registration No. 333-843) filed by the Registrant in connection with its planned acquisition of Federal, and, in particular, to the risk factor entitled "Uncertainties in Integrating Operations and Achieving Cost Savings." In addition, achieving the anticipated savings is generally subject to the Registrant's ability to effectively implement the necessary steps, in light of economic and market conditions as they may exist in the future, as well as any actions which may be taken by competitors of the Registrant.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements:


        N/A

        (b) Pro Forma Financial Information:

        N/A

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        (c) Exhibits:

        (99) Press release, dated February 13, 1996, announcing the expected completion of the Federal Paper Board Company, Inc. merger; a pre-tax charge to earnings to strengthen existing businesses; and that the Registrant is on schedule to complete the sale of forestlands in Oregon and Washington.

ITEM 8. CHANGES IN FISCAL YEAR

        N/A


                                  Signatures
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)

Date: February 15, 1996                     /s/ SYVERT E. NERHEIM
      Purchase, NY                          ----------------------------
                                            Syvert E. Nerheim
                                            Assistant Secretary

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